Exhibit 10.2

Five Oaks Investment Corp.

Shares of Common Stock

(par value $0.01 per share)

EQUITY DISTRIBUTION AGREEMENT

October 13, 2017

Ladenburg Thalmann & Co. Inc.

277 Park Avenue, 26th Floor

New York, New York 10172

Ladies and Gentlemen:

Five Oaks Investment Corp., a Maryland corporation (the “Company”), agrees with Ladenburg Thalmann & Co. Inc. (the “Manager”), to issue and sell from time to time through the Manager, as sales agent and/or principal, shares of its common stock, par value $0.01 (the “Common Stock”), on the terms set forth in this agreement (this “Agreement”).

SECTION 1.        Description of Securities.

(a)          The Company proposes to issue and sell through or to the Manager, as sales agent and/or principal, shares (the “Shares”) of the Common Stock having in an aggregate offering amount pursuant to this Agreement of up to $50,000,000 (the “Maximum Amount”) on the terms set forth in Section 4 of this Agreement (the “ATM Program”). Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the number and aggregate sale price of the Shares issued and sold under this Agreement or any Alternative Distribution Agreements (as defined below) shall be the sole responsibility of the Company, and the Manager shall have no obligation in connection with such compliance. The Company agrees that whenever it determines to sell the Shares directly to the Manager as principal, it will enter into a separate agreement (each, a “Terms Agreement”), in form and substance satisfactory to the Manager, relating to such sale in accordance with Section 4 of this Agreement.

(b)          The Company has also entered into a separate equity distribution agreement (the “Alternative Distribution Agreement”), dated as of the date hereof, with JMP Securities LLC, (the “Alternative Manager)” and together with the Manager, the “Managers”). The aggregate offering price of the Shares that may be sold pursuant to this Agreement and the Alternative Distribution Agreement shall not exceed the Maximum Amount. The Company agrees that whenever it determines to sell Shares directly to the Alternative Manager as principal it will enter into a separate written agreement in form and substance satisfactory to both the Company and the Alternative Manager relating to such sale.

SECTION 2.        Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Manager that:

(a)          A registration statement on Form S-3 (File No. 333-215234) in respect of the Shares, including a form of prospectus, has been prepared and filed by the Company with the Securities and Exchange Commission (the “Commission”) and was declared effective by the Commission not earlier than three years prior to the date hereof, in conformity with the requirements of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”) and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). The registration statement contains certain information concerning the offering and sale of the Common Stock, including the Shares, and contains additional information concerning the Company and its business; the Commission has not issued an order preventing or suspending the use of the Basic Prospectus (as defined below), the Prospectus Supplement (as defined below), the Prospectus (as defined below) or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement, and no proceeding for that purpose or pursuant to Section 8A of the Act has been instituted or, to the Company’s knowledge, threatened by the Commission. Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager, as well as any new registration statement or post-effective amendment as may have been filed pursuant to Sections 5(e) or (f) of this Agreement, including (1) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Act, to be part of the registration statement at the time of such registration statement’s effectiveness for purposes of Section 11 of the Act, as such section applies to the Manager, and (3) any registration statement filed to register the offer and sale of Shares pursuant to Rule 462(b) under the Act. Except where the context otherwise requires, “Basic Prospectus,” as used herein, means the prospectus filed as part of each Registration Statement, together with any amendments or supplements thereto as of the date of this Agreement. Except where the context otherwise requires, “Prospectus Supplement,” as used herein, means the final prospectus supplement, relating to the Shares, filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act), in the form furnished by the Company to the Manager in connection with the offering of the Shares. Except where the context otherwise requires, “Prospectus,” as used herein, means the Prospectus Supplement together with the Basic Prospectus attached to or used with the Prospectus Supplement. “Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule A attached hereto. Any reference herein to the registration statement, the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement, or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

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(b)          The Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at each deemed effective date with respect to the Manager pursuant to Rule 430(B)(f)(2) of the Act, at each Settlement Date (as defined in Section 4(a)(vi) hereof), and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act, and the Registration Statement did not and will not, at or during such times, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Act (including, without limitation, Rule 415(a)(5)); the Basic Prospectus complied or will comply, at the time it was or will be filed with the Commission, complies as of the date hereof (if filed with the Commission on or prior to the date hereof) and, as of the time of each sale of Shares pursuant to this Agreement (each, a “Time of Sale”), at each Settlement Date and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, will comply, in all material respects, with the requirements of the Act; at no time during the period that begins on the earlier of the date of the Basic Prospectus and the date the Basic Prospectus was filed with the Commission and ends on each Settlement Date did or will the Basic Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of the date that it is filed with the Commission, the date of the Prospectus Supplement, each Time of Sale, each Settlement Date, and at all times during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, in all material respects, with the requirements of the Act (including, without limitation, Section 10(a) of the Act); at no time during the period that begins on the date of the Prospectus Supplement and ends at the later of each Settlement Date and the end of the period during which a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares did or will the Prospectus, as then amended or supplemented, either alone or together with any combination of one or more of the then issued Permitted Free Writing Prospectuses, if any, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the date of such Permitted Free Writing Prospectus and ends at each Settlement Date did or will any Permitted Free Writing Prospectus include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement contained in the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning the Manager and furnished in writing by or on behalf of the Manager expressly for use in the Registration Statement, the Basic Prospectus, the Prospectus or such Permitted Free Writing Prospectus, which information consists solely of the information specified in Section 9(g); each Incorporated Document, at the time such document was filed with the Commission or at the time such document became effective, as applicable, complied, in all material respects, with the requirements of the Exchange Act and did not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)          The conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) of the Act objecting to the use of the Registration Statement.

(d)          Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any Shares by means of any “prospectus” (within the meaning of the Act) or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Act; assuming that any such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the Commission (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Act, filed with the Commission), the sending or giving, by the Manager, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 or Rule 433 (without reliance on subsections (b), (c) and (d) of Rule 164); the conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Act, satisfies the requirements of Section 10 of the Act; neither the Company nor the Manager is disqualified, by reason of subsection (f) or (g) of Rule 164 under the Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Act) pursuant to Rules 164 and 433 under the Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Act with respect to the offering of the Shares contemplated by the Registration Statement; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Act) related to the offering of the Shares contemplated hereby is solely the property of the Company.

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(e)          As of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the consolidated balance sheet as of June 30, 2017 or as of the Company’s then most recently completed quarter or fiscal year, contained in the Company’s quarterly report on Form 10-Q or the Company’s annual report on Form 10-K, as applicable, at the indicated date, and there has been no material change in such information since June 30, 2017 or the Company’s then most recently completed quarter or fiscal year (subject to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement (excluding the exhibits thereto) and the Prospectus and the grant of options under existing stock option plans described in the Registration Statement (excluding the exhibits thereto), the Basic Prospectus and the Prospectus).

(f)           The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are accurate in all material respects and fairly present the financial condition of the Company on a consolidated basis as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity and cash flows for the periods therein specified are in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The selected financial and statistical data included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statement or the Prospectus under the Act. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(g)          The Prospectus and any Permitted Free Writing Prospectus delivered to the Manager for use in connection with this offering will be, identical to the versions of the Prospectus and any Permitted Free Writing Prospectus, respectively, created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T.

(h)          The Company and each of its subsidiaries has been duly formed and incorporated and is validly existing as a corporation, or has been duly formed an is validly existing as a limited liability company, in good standing under the laws of the state of its formation or incorporation, as applicable, is duly qualified to do business and is in good standing as a foreign corporation, or entity as the case may be, in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, assets, properties, prospects, financial condition or results of operation of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”), and has full corporate power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, and to enter into and perform its obligations under this Agreement and to consummate the transactions contemplated hereby, and the Company and each of its subsidiaries is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

(i)           Other than Five Oaks Acquisition Corp., the Company has no “significant subsidiaries” (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act). The Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity, except for Five Oaks Acquisition Corp. and FOI (as defined below), and as set forth in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, or as would not be material to the Company and its subsidiaries on a consolidated basis. Complete and correct copies of charter and of the bylaws of the Company and all amendments thereto have been made available to the Manager’s Counsel (as defined in Section 8(g) hereof) and, except as set forth in the exhibits to, or incorporated by reference into, the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to each Time of Sale and each Settlement Date.

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(j)           The Company is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (i) its articles of incorporation, certificate of formation, bylaws or operating agreement, as applicable, or (ii) any obligation, agreement, covenant or condition contained in any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company is a party or by which it or any of its assets or properties may be bound or affected, the effect of which breach or default under this clause (ii) could have a Material Adverse Effect. The execution, delivery and performance of this Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of, constitute a default under or a Repayment Event (as defined below) under (nor constitute any event which with notice, lapse of time, or both would result in any breach of, constitute a default under or a Repayment Event under), (i) any provision of the articles of incorporation, certificate of formation, bylaws or operating agreement, as applicable, of the Company or any subsidiary, (ii) any provision of any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their assets or properties may be bound or affected, the effect of which could have a Material Adverse Effect, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any subsidiary. As used herein, a “Repayment Event” means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any subsidiary.

(k)          All of the issued and outstanding shares of capital stock, including the Common Stock of the Company, have been duly and validly authorized and issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right.

(l)           This Agreement has been duly authorized, executed and delivered by the Company.

(m)         The management agreement (the “Management Agreement”), entered into between the Company and Oak Circle Capital Partners LLC (“Oak Circle”) on May 16, 2012, has been duly authorized by the Company, and constitutes a valid and binding agreement of the Company enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(n)          The capital stock of the Company, including the Shares, conforms and will conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus and such description conforms to the rights set forth in the instruments defining the same. If in registered form, the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders.

(o)          The Shares have been duly and validly authorized by the Company for issuance and sale pursuant to this Agreement and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable, free and clear of any pledge, lien, encumbrance, security interest or other claim, and will be registered pursuant to Section 12 of the Exchange Act.

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(p)          No approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transaction contemplated hereby other than (i) registration of the Shares under the Act, (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Manager, (iii) such approvals as have been obtained in connection with the approval of the listing of the Shares on the New York Stock Exchange (the “NYSE”); or (iv) any No Objection Letters as have been obtained from the Financial Industry Regulatory Authority (“FINRA”).

(q)          No person, as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Act (each, a “Person”), has the right, contractual or otherwise, to cause the Company to issue to it any shares of capital stock or other securities of the Company upon the issue and sale of the Shares to the Manager hereunder, nor does any Person have preemptive rights, co-sale rights, rights of first refusal or other rights to purchase or subscribe for any of the Shares or any securities or obligations convertible into or exchangeable for, or any contracts or commitments to issue or sell any of, the Shares or any options, rights or convertible securities or obligations, other than those that have been expressly waived prior to the date hereof.

(r)           Grant Thornton LLP (“Grant Thornton”), whose report on the consolidated financial statements of the Company is filed with the Commission as part of the Registration Statement and the Prospectus, are and, during the periods covered by their reports, were independent public accountants as required by the Act.

(s)          Except as set forth in the Registration Statement, the Prospectus, or a Permitted Free Writing Prospectus, each of the Company and the subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct their respective business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, except as such as could not have a Material Adverse Effect. Neither the Company nor any of the subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, except as such as could not have a Material Adverse Effect. Neither the Company nor any of the subsidiaries is in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the subsidiaries, the effect of which could have a Material Adverse Effect.

(t)           The descriptions in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, or to be filed as exhibits to the Registration Statement which are not described or filed as required. All agreements between the Company and third parties expressly referenced in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, are legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles.

(u)          Except as set forth in the Registration Statement, the Prospectus, or a Permitted Free Writing Prospectus, there are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of the Company’s knowledge, threatened to which the Company, it subsidiaries or any of its or their officers or directors is a party or of which any of its or its subsidiaries’ properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect.

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(v)          Subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, there has not been (i) any material adverse change, or any development which would reasonably be expected to cause a material adverse change, in the business, properties or assets described or referred to in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, or the results of operations, condition (financial or otherwise), net worth, business, prospects or operations of the Company and the subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the subsidiaries, taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, which is material to the Company and the subsidiaries taken as a whole, incurred by the Company or any subsidiary, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or, except in the ordinary course of business, outstanding indebtedness of the Company or any subsidiary, or (v) except for regular quarterly dividends on the shares of Series A cumulative redeemable preferred stock (the “Preferred Stock”) and Common Stock in amounts per share that are consistent with past practice, any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock. There are no contingent obligations that are material to the Company and its subsidiaries taken as a whole which are not disclosed in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any.

(w)         Except as set forth in the Registration Statement, the Prospectus, or a Permitted Free Writing Prospectus, there are no Persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Act.

(x)          The Company (i) does not have any issued or outstanding preferred stock, other than the Preferred Stock, and (ii) has not defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long term leases, which defaults would have a Material Adverse Effect on the financial position of the Company and the subsidiaries, taken as a whole. The Company has not filed a report pursuant to Section 13(a) or 15(d) of the Exchange Act, since the filing of its last Annual Report on Form 10-K, indicating that it (i) has failed to pay any dividend or sinking fund installment on preferred stock or (ii) has defaulted on any installment on indebtedness for borrowed money or on any rental on one or more long term leases, which defaults would have a Material Adverse Effect on the financial position of the Company.

(y)          Neither the Company nor any of its officers, directors and controlling Persons have, directly or indirectly, taken any action designed to cause or to result in, or that has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale of the Shares.

(z)           The Company has applied to have the Shares listed on the NYSE, and the Shares will have been approved for listing on the NYSE as of the time of purchase, subject only to official notice of issuance.

(aa)        Neither the Company nor any of its subsidiaries or affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act or (ii) directly or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the Bylaws of FINRA) any member firm of FINRA.

(bb)        Any certificate signed by any officer of the Company delivered to the Manager or to counsel for the Manager pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to the Manager as to the matters covered thereby.

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(cc)        As of the date of this Agreement, the Company has no plan or intention to materially alter its capital investment policy or investment allocation strategy, both as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, and is in compliance with its stated capital investment policy and investment allocation strategy; each of the Company and its subsidiaries has good and marketable title to all of the properties and assets owned by them, in each case free and clear of any security interests, liens, encumbrances, equities, claims and other defects (except for any security interest, lien, encumbrance or claim that may otherwise exist under any applicable repurchase agreement), except such as do not have a Material Adverse Effect and do not interfere with the use made or proposed to be made of such property or asset by the Company or any subsidiary, and except as described in or contemplated by the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any. The Company owns no real property. Any real property and buildings held under lease by the Company are held under valid, existing and enforceable leases, with such exceptions as are disclosed in the Prospectus or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

(dd)        The Company and each of its subsidiaries have filed all federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and have paid taxes shown as due thereon (or that are otherwise due and payable), other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles. The Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company and its subsidiaries. To the knowledge of the Company, there are no tax returns of the Company and its subsidiaries that are currently being audited by federal, state or local taxing authorities or agencies which would have a Material Adverse Effect.

(ee)        The Company owns or possesses adequate license or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, manufacturing processes, other intangible property rights and know-how (collectively, “Intangibles”) necessary to entitle the Company to conduct its business as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, and the Company has not received notice of infringement of or conflict with (and neither the Company knows of no such infringement of or conflict with) asserted rights of others with respect to any Intangibles which could have a Material Adverse Effect.

(ff)          The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences and (v) the interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus fairly present the information called for in all material respects and is prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(gg)        The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company is made known to the Company’s Chief Executive Officer and its Chief Financial Officer, and such disclosure controls and procedures are effective to perform the functions for which they were established; any significant material weaknesses in internal controls have been identified for the Company’s Chief Executive Officer and its Chief Financial Officer; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls.

(hh)        The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the business in which it is engaged. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

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(ii)          Except as set forth in the Registration Statement, the Prospectus, or a Permitted Free Writing Prospectus, the Company is not in violation, and has not received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company. The Company has received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct its business, and the Company is in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, singly or in the aggregate, have a Material Adverse Effect.

(jj)          Neither the Company nor any of the subsidiaries has incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated, except as may otherwise exist with respect to the Manager pursuant to this Agreement or to the Alternative Manager pursuant to the Alternative Distribution Agreement.

(kk)        Except as set forth in the Registration Statement, the Prospectus, or a Permitted Free Writing Prospectus, there are no existing or threatened labor disputes with the employees of the Company which are likely to have individually or in the aggregate a Material Adverse Effect.

(ll)          No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers and stockholders of the Company, on the other hand, which is required by the Act to be described in the Registration Statement and the Prospectus that is not so described.

(mm)       The Company, since its date of inception, has been, and upon the sale of the Shares will continue to be, organized and operated in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended and the regulations and published interpretations thereunder (collectively, the “Code”), for all taxable years commencing with its short taxable year ended December 31, 2012. The proposed method of operation of the Company as described in the Registration Statement, the Prospectus and the Permitted Free Writing Prospectuses, if any, will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code, and no actions have been taken (or not taken which are required to be taken) which would cause such qualification to be lost. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

(nn)        Neither the Company nor any subsidiary is and, after giving effect to the offering and sale of the Shares, will be required to register as an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(oo)        To the Company’s knowledge, no relationship, direct or indirect, exists between or among the Company or any subsidiary, on the one hand, and the officers, 5% stockholders or directors of the Company or any subsidiary, on the other hand, which is required by the rules of FINRA to be described in the Registration Statement and the Prospectus which is not so described.

(pp)        The Company has not, directly or indirectly, including through any subsidiary, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company or of any subsidiary, or to or for any family member or affiliate of any director or executive officer of the Company or any subsidiary.

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(qq)        Neither the Company nor any of the subsidiaries nor, to the Company’s knowledge, any employee or agent of the Company or the subsidiaries has made any payment of funds of the Company or the subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus.

(rr)          The Company is in compliance with all presently applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder (the “Sarbanes-Oxley Act”) and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

(ss)        The Registration Statement is not the subject of a pending proceeding or examination under Section 8(d) or 8(e) of the Act, and the Company is not the subject of a pending proceeding under Section 8A of the Act in connection with the offering of the Shares.

(tt)         Each “forward looking statement” (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus has been made with a reasonable basis and in good faith.

(uu)       All statistical or market related data included or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required.

(vv)        No subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except (i) as described in the Registration Statement (excluding the exhibits thereto) and the Prospectus and (ii) certain limitations placed upon the ability of Five Oaks Insurance LLC (“FOI”) to distribute certain portions of its insurance underwriting income or its insurance capital, or if otherwise prohibited by its insurance regulator.

(ww)      The Company is in compliance with the rules of the NYSE, including, without limitation, the requirements for continued listing of the Common Stock on the NYSE and the Company has not received any notice from the NYSE regarding the delisting of the Common Stock from the NYSE.

(xx)         Other than any Terms Agreement, the Company has not entered into any other sales agency or distribution agreements or similar arrangements with any agent or other representative in respect of the Shares and the equity shelf program established by this Agreement, the terms of which that have not been properly and duly waived.

(yy)        Neither the Company nor any subsidiary has, nor, to the knowledge of the Company, has any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any subsidiary, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; or (iii) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment. Neither the Company nor any subsidiary, nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate or other person acting on behalf of the Company or any subsidiary, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and the rules and regulations thereunder; and the Company, each of its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their business in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure continued compliance therewith.

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(zz)         The operations of the Company and each of its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended (commonly referred to as the “Bank Secrecy Act”), the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any subsidiary with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(aaa)      Neither the Company, any subsidiary nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and neither the Company nor any subsidiary will directly or indirectly use the proceeds of the offering of the Shares, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(bbb)     (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Code would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations, including ERISA and the Code, except for instances which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) with respect to each Plan subject to Title IV of ERISA (a) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur for which the Company would have any material liability, (b) no Plan has failed to satisfy the minimum funding standards (within the meaning of Section 302 of ERISA or Section 412 of the Code) applicable to such Plan, except for a failure which would not reasonably be expected to result in a material liability to the Company and (c) the Company has not incurred, nor does it reasonably expect to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the PBGC in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(c)(3) of ERISA); (iii) each Plan sponsored or maintained by the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification; and (iv) no non-exempt prohibited transaction as defined in Section 406 of ERISA or Section 4975(f)(3) of the Code has occurred with respect to any Plan which would reasonably be expected to result in a material liability to the Company.

(ccc)      Each of the independent directors (or independent director nominees, once appointed, if applicable) named in the Registration Statement and Prospectus satisfies the independence standards established by the NYSE and, with respect to members of the Company’s audit committee, the enhanced independence standards contained in Rule 10A-3(b)(1) promulgated by the Commission under the Exchange Act.

(ddd)     Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement or the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of the Board of Governors.

(eee)      The Company has not relied upon the Manager or its legal counsel for any legal, tax or accounting advice in connection with the offering and sale of the Shares.

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(fff)        The Company has retained BDO LLP as its qualified accountants and qualified tax experts to, beginning with the period ending December 31, 2012, (i) test procedures and conduct annual compliance reviews designed to determine compliance with the REIT provisions of the Code and the Company’s exempt status under the Investment Company Act and (ii) to otherwise assist the Company in monitoring appropriate accounting systems and procedures designed to determine compliance with the REIT provisions of the Code and the Company’s exclusion from registration under the Investment Company Act.

SECTION 3.        Representations and Warranties of Oak Circle. Oak Circle represents and warrants to and agrees with the Manager that:

(a)          All information concerning Oak Circle set forth under the headings (i) “Prospectus Supplement Summary” in the Prospectus; and (ii) “Business – Our Manager” and “Risk Factors – Risks Associated with Our Relationship with Our Manager” in the Company’s annual report on Form 10-K for the year ended December 31, 2016 or incorporated by reference in the Registration Statement is true and correct in all material respects.

(b)          Oak Circle has been duly formed and incorporated and is existing as a limited liability company in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign limited liability company in each jurisdiction in which its ownership or lease of property or assets or the conduct of its business requires such qualification, except where the failure to so qualify would not have a Material Adverse Effect, and has full power and authority necessary to own, hold, lease and/or operate its assets and properties, to conduct the business in which it is engaged and as described in the Prospectus and to enter into and perform its obligations under this Agreement and the Management Agreement and to consummate the transactions contemplated hereby, and Oak Circle is in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions.

(c)          This Agreement and the transactions contemplated to be consummated by Oak Circle in this Agreement and the Prospectus have been duly and validly authorized by Oak Circle and this Agreement has been duly and validly executed and delivered by Oak Circle.

(d)          The Management Agreement has been duly authorized, executed and delivered by Oak Circle and constitutes a valid and binding agreement of Oak Circle enforceable in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization or other laws affecting enforcement of creditors’ rights or by general equitable principles.

(e)          Oak Circle is not in breach of, or in default under (nor has any event occurred which with notice, lapse of time, or both would result in any breach of, or constitute a default under), (i) its certificate of formation or operating agreement or (ii) any obligation, agreement, covenant or condition contained in any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which Oak Circle is a party or by which it or any of its assets or properties may be bound or affected, the effect of which breach or default under this clause (ii) could have a Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event which with notice, lapse of time, or both would result in any breach of or constitute a default under), (x) any provision of the certificate of formation or operating agreement of Oak Circle, (y) any provision of any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which Oak Circle is a party or by which Oak Circle or any of its assets or properties may be bound or affected, the effect of which could have a Material Adverse Effect, or (z) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to Oak Circle.

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(f)           (A) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, (B) no authorization, approval, vote or other consent of any stockholder or creditor of Oak Circle and (C) no waiver or consent under any contract, license, repurchase agreement, indenture, mortgage, deed of trust, bank loan or credit agreement, note, lease or other evidence of indebtedness, or any lease, contract or other agreement or instrument to which Oak Circle is a party or by which Oak Circle or any of its assets or properties may be bound or affected, and (D) no authorization, approval, vote or other consent of any other person or entity, is necessary or required for the performance by Oak Circle of its obligations under this Agreement or the Management Agreement and the transactions contemplated thereby, in each case on the terms contemplated by the Prospectus, except such as have been already obtained.

(g)          Oak Circle has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary permits, authorizations, consents and approvals from other Persons, in order to conduct its business as described in the Prospectus, except as such as could not have a Material Adverse Effect. Oak Circle is not required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in the Prospectus except as such as could not have a Material Adverse Effect. Oak Circle is not in violation of, or in default under, any such license, permit, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to Oak Circle, the effect of which could have a Material Adverse Effect.

(h)          There are no actions, suits, claims, investigations, inquiries or proceedings pending or, to the best of Oak Circle’s knowledge, threatened to which Oak Circle or any of its officers or directors is a party or of which any of its properties or other assets is subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency which could result in a judgment, decree or order having a Material Adverse Effect.

(i)           Oak Circle is not prohibited by the Investment Advisers Act of 1940, as amended, or the rules and regulations thereunder, from performing under the Management Agreement as contemplated by the Management Agreement and the Prospectus.

SECTION 4.        Sale and Delivery of Securities.

(a)          On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Manager, as sales agent, and the Manager agrees to use its commercially reasonable efforts to sell, as sales agent for the Company, the Shares on the following terms:

(i)          The Shares are to be sold on a daily basis or otherwise as shall be agreed to by the Company and the Manager on any day that (A) is a trading day for the NYSE, (B) the Company has instructed the Manager by delivery of a sales notice, a form of which is attached hereto as Schedule C (a “Sales Notice”), by email notice (or other method mutually agreed to in writing by the parties) to any of the individuals listed as authorized representatives of the Manager on Schedule B hereto (the “Authorized Manager Representatives”) from any of the individuals listed as authorized representatives of the Company on Schedule B hereto (the “Authorized Company Representatives”) to make such sales and (C) the Company has satisfied its obligations under Section 8 of this Agreement. The Sales Notice shall designate the maximum amount of the Shares to be sold by the Manager daily as agreed to by the Manager and in any event not in excess of the amount available for issuance under the currently effective Registration Statement or in a number in excess of the number of Shares authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Manager in writing, and any other limitations (e.g., pricing) or instructions from the Company. Subject to the terms and conditions hereof, the Manager shall use its commercially reasonable efforts to offer and sell all of the Shares designated by the Sales Notice; provided, however, that the Manager shall have no obligation to offer or sell any Shares, and the Company acknowledges and agrees that the Manager shall have no such obligation, in the event an offer or sale of the Shares on behalf of the Company may in the judgment of the Manager constitute the sale of a “block” under Rule 10b-18(a)(5) under the Exchange Act or a “distribution” within the meaning of Rule 100 of Regulation M under the Exchange Act or the Manager reasonably believes it may be deemed an “underwriter” under the Act in a transaction that is other than by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus to the NYSE in accordance with Rule 153 under the Act (such transactions are hereinafter referred to as “At the Market Offerings”).

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(ii)         Notwithstanding the foregoing, the Company, through any of the Authorized Company Representatives, may instruct the Manager by telephone to any of the Authorized Manager Representatives (confirmed promptly by electronic mail) not to sell the Shares if such sales cannot be effected at or above the price designated by the Company in any such Sales Notice. In addition, the Company or the Manager may, upon notice to the other party hereto by telephone (confirmed promptly by electronic mail), suspend or withdraw the offering of the Shares, or otherwise amend the terms of a previously delivered Sales Notice and any subsequent Sales Notice or amended Sales Notice shall override any previously delivered Sales Notice; provided, however, notwithstanding the foregoing, such suspension, withdrawal or amendment shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder or under an Alternative Distribution Agreement prior to the giving of such notice.

(iii)        The Manager hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Section 4(a), other than (A) by means of At the Market Offerings and (B) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed in writing by the Company and the Manager.

(iv)        The compensation to the Manager, as an agent of the Company, for sales of the Shares shall be 2% of the gross sales price of the Shares sold pursuant to this Section 4(a) or such lower amount as otherwise mutually agreed upon by the Company or the Manager from time to time. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales, shall constitute the net proceeds to the Company for such Shares (the “Net Proceeds”).

(v)         The Manager shall provide written confirmation to the Company by email notice (or other method mutually agreed to in writing by the parties) following the close of trading on the NYSE each day in which the Shares are sold under this Section 4(a) setting forth the amount of the Shares sold on such day, the Net Proceeds to the Company, and the compensation payable by the Company to the Manager with respect to such sales.

(vi)        Settlement for sales of the Shares pursuant to this Section 4(a) will occur on the second business day following the date on which such sales are made (each such date, a “Settlement Date”). On each Settlement Date, the Shares sold through the Manager for settlement on such date shall be issued and delivered by the Company to the Manager against payment of the Net Proceeds for the sale of such Shares. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Manager’s account, or to the account of the Manager’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be mutually agreed upon in writing by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payments in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, in addition to and in no way limiting the rights and obligations set forth in Section 9(a), the Company shall (A) indemnify and hold the Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (B) pay the Manager any commission to which it would otherwise be entitled absent such default. The Authorized Company Representatives shall be the contact persons for the Company for all matters related to the settlement of the transfer of the Shares through DWAC for purposes of this Section 4(a)(vi).

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(vii)       At each Time of Sale, Settlement Date and Representation Date (as defined in Section 5(p) hereof), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Manager to use its commercially reasonable efforts to sell the Shares on behalf of the Company shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 8 of this Agreement.

(b)          (i) If the Company wishes to issue and sell the Shares other than as set forth in Section 4(a) of this Agreement (each, a “Placement”), it will notify the Manager of the proposed terms of such Placement. If the Manager, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Manager and the Company will enter into a Terms Agreement setting forth the terms of such Placement. In the event of a conflict between the terms of this Agreement and the terms of any Terms Agreement, the terms of such Terms Agreement will control.

(c)          Under no circumstances shall the aggregate gross sales proceeds of Shares sold pursuant to this Agreement exceed the lesser of (i) together with all sales of Shares under this Agreement and the Alternative Distribution Agreement, the Maximum Amount and (ii) the amount available for offer and sale under the currently effective Registration Statement nor shall the aggregate number of Shares sold pursuant to this Agreement exceed the number of Shares authorized from time to time to be issued and sold under this Agreement by the Company’s board of directors, or a duly authorized committee thereof, and notified to the Manager in writing. Further, under no circumstances shall the aggregate offering price of Shares sold pursuant to this Agreement and the Alternative Distribution Agreement, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement and the Alternative Distribution Agreement, exceed the Maximum Amount.

(d)          If, at any time, the Company has reason to believe that the Company’s status with respect to the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act has changed with respect to the Shares, it shall promptly notify the Manager of such change in status.

(e)          Each sale of the Shares to or through the Manager shall be made in accordance with the terms of this Agreement or, if applicable, a Terms Agreement.

(f)          Subject to the limitations set forth herein and as may be mutually agreed upon in writing by the Company and the Manager, sales pursuant to this Agreement may not be requested by the Company and need not be made by the Manager except during the period (x) starting upon the Company filing its most recent Form 10-Q or Form 10-K until two business days prior to the Company’s next succeeding declaration of dividends on its common stock, (y) following two business days after such dividend declaration until the end of such fiscal quarter or February 28th for the period following the filing of the Form 10-Q for the third quarter, or (z) from March 15th (assuming the Form 10-K is filed on or before March 15th, or otherwise such later date as the Form 10-K is filed) to March 31st; provided that no such period for sales begin until the Manager is in receipt of all required deliverables as specified in Sections 5(p), 5(q), 5(r), 5(s), 5(t), 5(u), 8(f) and 8(g) and has satisfactorily completed its diligence pursuant to Section 5(v). Notwithstanding the foregoing, without the prior written consent of each of the Company and the Manager, no sales of Shares shall take place, and the Company shall not request the sale of any Shares that would be sold, and the Manager shall not be obligated to sell, during any period in which the Company is or could be deemed to be, in possession of material non-public information.

(g)          The Company acknowledges and agrees that (i) there can be no assurance that the Manager will be successful in selling the Shares, (ii) the Manager will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by the Manager to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement, and (iii) the Manager shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as otherwise specifically agreed in writing by the Manager and the Company.

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(h)          The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares pursuant to this Agreement or the Alternative Distribution Agreement shall only be effected by or through only one of the Managers on any single given day, but in no event by more than one, and the Company shall in no event request that Managers sell Shares on the same day, subject to the exceptions set forth in Section 5(k) hereof.

SECTION 5.        Covenants of the Company. The Company agrees with the Manager:

(a)          During the period in which a prospectus relating to the Shares is required to be delivered under the Act (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), to notify the Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus has been filed; to prepare and file with the Commission, promptly upon the Manager’s request, any amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus that, in the Manager’s reasonable opinion, may be necessary or advisable in connection with the offering of the Shares by the Manager; and to cause each amendment or supplement to the Basic Prospectus or the Prospectus to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Act or, in the case of any Incorporated Document, to be filed with the Commission as required pursuant to the Exchange Act, within the time period prescribed.

(b)          To promptly advise the Manager, confirming such advice in writing, of any suspension of the Manager’s obligations under Rule 15c2-8 under the Exchange Act or any request by the Commission for amendments or supplements to the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of examination, institution of proceedings for, or the entry of a stop order suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to promptly advise the Manager of any proposal to amend or supplement the Registration Statement, the Basic Prospectus or the Prospectus, and to provide the Manager and Manager’s Counsel, to the extent known, copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement (other than any prospectus supplement relating to the offering of other securities (including, without limitation, the Common Stock)) to which the Manager shall have objected in writing.

(c)          To make available to the Manager, as soon as practicable after this Agreement becomes effective, and thereafter from time to time to furnish to the Manager, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Manager may request for the purposes contemplated by the Act; in case the Manager is required to deliver (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule), in connection with the sale of the Shares, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act or Item 512(a) of Regulation S-K under the Act, as the case may be.

(d)          Subject to Section 5(b) hereof, to file promptly all reports and documents and any preliminary or definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act for so long as a prospectus is required by the Act to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares; and to provide the Manager, for its review and comment, with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to file no such report, statement or document to which the Manager shall have objected in writing; and to promptly notify the Manager of such filing.

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(e)          If at any time when Shares remain unsold by the Manager the Company receives from the Commission a notice pursuant to Rule 401(g)(1) under the Act or otherwise ceases to be eligible to use the shelf registration statement form, the Company will (a) promptly notify the Manager, (b) promptly file a new registration statement or post-effective amendment on the proper form relating to the Shares, in a form satisfactory to the Manager, (c) use its best efforts to cause such registration statement or post-effective amendment to be declared effective as soon as practicable (if such filing is not otherwise effective immediately pursuant to Rule 462 under the Act), and (d) promptly notify the Manager of such effectiveness. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the Registration Statement that was the subject of the notice under Rule 401(g)(1) under the Act or for which the Company has otherwise become ineligible. References herein to the Registration Statement relating to the Shares shall include such new registration statement or post-effective amendment, as the case may be.

(f)          If immediately prior to the third anniversary (the “Renewal Deadline”) of the initial effective date of the Registration Statement, any of the Shares remain unsold by the Manager, the Company will, prior to the Renewal Deadline, file a new shelf registration statement relating to the Shares, in a form satisfactory to the Manager, and will use its best efforts to cause such registration statement to be declared effective within 180 days after the Renewal Deadline. The Company will take all other action necessary or appropriate to permit the public offering and sale of the Shares to continue as contemplated in the expired registration statement. References herein to the Registration Statement shall include such new shelf registration statement, as the case may be.

(g)          To promptly notify the Manager of the happening of any event that could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during any period during which a prospectus is required to be delivered (whether physically, deemed to be delivered pursuant to Rule 153 or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Shares, subject to Section 5(b), to prepare and furnish, at the Company’s expense, to the Manager promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change.

(h)          To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as the Manager may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise the Manager of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose.

(i)          To make generally available to its security holders, and to deliver to the Manager, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than eighteen months after the effective date of the Registration Statement (as such date is defined in Rule 158(c) under the Act).

(j)          To apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Prospectus Supplement or, if not so specified in the Basic Prospectus.

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(k)          Until the settlement of sale of all Common Stock being offered pursuant to this Agreement, at any time that sales of the Common Stock have been made but not settled or at any time the Company has outstanding with the Manager any instructions to sell the Common Stock but such instructions have not been fulfilled or cancelled, the Company will not sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to sell or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Common Stock or securities convertible into or exchangeable or exercisable for the Common Stock or warrants or other rights to purchase the Common Stock or any other securities of the Company that are substantially similar to the Common Stock or permit the registration under the Act of any shares of the Common Stock, including pursuant to another distribution agreement, in each case without giving the Manager at least three business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale. Notwithstanding the foregoing, the Company may (i) register the offer and sale of the Shares through the Manager pursuant to this Agreement or through the Alternative Manager pursuant to the Alternative Distribution Agreement; and (ii) issue Common Stock or options pursuant to the Company’s long term stock incentive plans as currently in effect (or file a Form S-8 related to such plans) or pursuant to the exercise of employee stock options or other awards. In the event that notice of a proposed sale is provided by the Company pursuant to this Section 5(k), the Manager may suspend activity under this program for such period of time as may be requested by the Company or as may be deemed appropriate by the Manager.

(l)          Not, at any time at or after the execution of this Agreement, to offer or sell any Shares by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares, in each case other than the Prospectus.

(m)          The Company will not, and will cause its subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

(n)          To use its best efforts to cause the Common Stock to be listed on the NYSE and to maintain such listing.

(o)          To advise the Manager immediately after it shall have received notice or obtain knowledge thereof, of any information or fact that would alter or affect any opinion, certificate, letter and other document provided to the Manager pursuant to Section 8 herein.

(p)          Upon commencement of the offering of the Shares under this Agreement or the Alternative Distribution Agreement, and within four days of each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented (other than pursuant to subclauses (ii) and (iii) below and other than a prospectus supplement filed pursuant to Rule 424(b) under the Act relating solely to the offering of securities other than the Shares), (ii) the Company shall file an annual report on Form 10-K, (iii) there is filed with the Commission any other document incorporated by reference into the Prospectus (other than pursuant to clause (ii) above or a Quarterly Report on Form 10-Q or a Current Report on Form 8-K, unless the Manager shall otherwise reasonably request), or (iv) otherwise as the Manager may reasonably request (the date of commencement of the offering of the Shares under this Agreement and each date referred to in subclauses (i), (ii), (iii) and (iv) above, each a “Representation Date”), to furnish or cause to be furnished to the Manager forthwith a certificate dated as of such delivery date, in form satisfactory to the Manager to the effect that the statements contained in the certificate referred to in Section 8(f) of this Agreement which were last furnished to the Manager are true and correct as of such delivery date, as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in said Section 8(f), modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(q)          On or prior to four days after each Representation Date, to furnish or cause to be furnished forthwith to the Manager (i) an opinion, (ii) a negative assurance letter and (iii) a REIT opinion of Dentons US LLP, counsel to the Company and Oak Circle, or other counsel satisfactory to the Manager (the “Company Counsel”), dated and delivered as of such delivery date, in form and substance satisfactory to the Manager, of the same tenor as the opinion and letter referred to in Section 8(c) of this Agreement, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion and letter.

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(r)          On or prior to four days after each Representation Date and the filing by the Company of a Quarterly Report on Form 10-Q, to furnish or cause to be furnished to the Manager forthwith a certificate of the Secretary of the Company, dated and delivered as of such Representation Date or date of filing, in form and substance satisfactory to the Manager.

(s)          At each Representation Date and the filing by the Company of a Quarterly Report on Form 10-Q, to furnish or cause to be furnished to the Manager forthwith a certificate of the Chief Financial Officer of the Company, dated and delivered as of such Representation Date or date of filing, in form and substance satisfactory to the Manager.

(t)          Upon commencement of the offering of the Shares under this Agreement, and within eight days of each time that (i) the Registration Statement or the Prospectus shall be amended or supplemented to include additional or amended financial information, (ii) the Company shall file an annual report on Form 10-K, or (iii) upon request by the Manager to the Company, there is filed with the Commission any document (other than an annual report on Form 10-K or a quarterly report on Form 10-Q) incorporated by reference into the Prospectus which contains financial information, to cause Grant Thornton or other independent accountants satisfactory to the Manager, forthwith to furnish the Manager a letter, dated as of such delivery date, in form and substance satisfactory to the Manager, of the same tenor as the letter referred to in Section 8(e) of this Agreement but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter. Notwithstanding anything else contained herein to the contrary, other than as set forth in this Section 5(u) and Section 8(e) of this Agreement, the Company shall be under no additional obligations to cause Grant Thornton to provide a letter to the Manager, provided, however, so long as this Agreement remains in effect, to the extent the Manager reasonably believes it needs such a letter at some time other than as required under this Section 5(u) and Section 8(e), the Manager may suspend the offering of the Shares in accordance with Section 4(a)(ii) of this Agreement, if such letter is not delivered.

(u)          At each Representation Date, to conduct a due diligence session, in form and substance, satisfactory to the Manager, which shall include representatives of the management and the accountants of the Company.

(v)         That the Company consents to the Manager trading in the Common Stock for the Manager’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(w)          If to the knowledge of the Company, any condition set forth in Section 8(a) or 8(i) of this Agreement shall not have been satisfied on the applicable Settlement Date, to offer to any person who has agreed to purchase the Shares from the Company as the result of an offer to purchase solicited by the Manager the right to refuse to purchase and pay for such Shares.

(x)          To ensure that prior to instructing the Manager to sell Shares by way of a Sales Notice or otherwise, the Company shall have obtained all necessary corporate authority for the offer and sale of such Shares.

(y)          That each acceptance by the Company of an offer to purchase the Shares hereunder shall be deemed to be an affirmation to the Manager that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Settlement Date for the Shares relating to such acceptance, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares).

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(z)          The Company has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a REIT under the Code, and the Company’s proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

(aa)         The Company will not be or become and will cause each of its subsidiaries not to be or become, at any time prior to the expiration of three years after the date of the Agreement, required to register as an “investment company,” as such term is defined in the Investment Company Act.

SECTION 6.        Covenants of Oak Circle. Oak Circle agrees with the Manager:

(a)          During the period when the Prospectus is required to be delivered under the Act or the Exchange Act, it shall notify the Manager and the Company of the occurrence of any material events respecting its activities, affairs or condition, financial or otherwise, and Oak Circle will forthwith supply such information to the Company as shall be necessary in the opinion of counsel to the Company and the Manager to prepare any necessary amendment or supplement to the Prospectus so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading.

(b)          On the date hereof, to furnish or cause to be furnished to the Manager forthwith the certificate dated as of such delivery date, in form satisfactory to the Manager in accordance with Section 8(k) of this Agreement.

(c)          On the date hereof, to furnish or cause to be furnished forthwith to the Manager (i) an opinion, (ii) a negative assurance letter and (iii) a REIT opinion of Company Counsel.

(d)          On the date hereof, to furnish or cause to be furnished to the Manager forthwith a certificate of the Secretary of Oak Circle, dated and delivered as of such delivery date, in form and substance satisfactory to the Manager.

SECTION 7.        Payment of Expenses. The Company agrees with the Manager that whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, to pay all of the Company’s expenses incident to the performance of its obligations hereunder, including, but not limited to, such costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares, (iii) the producing, word processing and/or printing of this Agreement, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Manager (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Manager) and the printing and furnishing of copies of any blue sky surveys to the Manager, (v) the listing of the Shares on any securities exchange or qualification of the Shares for quotation on the NYSE and any registration thereof under the Exchange Act, and (vi) any filing for review of the public offering of the Shares by FINRA, including the reasonable legal fees and disbursements of counsel for the Manager relating to FINRA matters. Additionally, the Company shall reimburse the Manager and the Alternative Manager for documented out-of-pocket expenses incurred by the Manager and the Alternative Manager, including the fees and disbursements of a single counsel to the Manager and the Alternative Manager in connection with the ATM Program, in an amount not to exceed, in the aggregate, $30,000. The Manager will pay all of its other own out-of-pocket costs and expenses incurred in connection with entering into this Agreement and the transactions contemplated by this Agreement, including, without limitation, travel, reproduction, printing and similar expenses.

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SECTION 8.        Conditions of Manager’s Obligations. The obligations of the Manager hereunder are subject to (i) the accuracy of the representations and warranties on the part of the Company and Oak Circle on the date hereof, any applicable date referred to in Section 5(p) of this Agreement and as of each Settlement Date, (ii) the performance by each of the Company and Oak Circle of its obligations hereunder and (iii) to the following additional conditions precedent.

(a)          (i) No stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, and no order directed at or in relation to any document incorporated by reference therein and no order preventing or suspending the use of the Prospectus has been issued by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or to the knowledge of the Company or the Manager of the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) none of the Basic Prospectus or the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) no Prospectus, together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses, if any, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(b)          Subsequent to the respective dates as of which information is given in the Registration Statement, the Basic Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, no material and unfavorable change, financial or otherwise (other than as referred to in the Registration Statement and Prospectus), in the business, condition or prospects of the Company and each of its subsidiaries taken as a whole, in the judgment of the Manager, shall occur or become known and no transaction which is material and unfavorable to the Company (other than as referred to in the Registration Statement and Prospectus) in the judgment of the Manager, shall have been entered into by the Company or any of its subsidiaries.

(c)          The Company shall have furnished to the Manager, at every Representation Date, as specified in Section 5(q) of this Agreement, opinions of Company Counsel, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, in the forms set forth in Exhibit A-1 and Exhibit A-2 hereto and the negative assurance letter of Company counsel, addressed to the Manager, and dated as of such date and in form satisfactory to the Manager, in the form set forth in Exhibit A-3 hereto.

(d)          At the dates specified in Section 5(u) of this Agreement, the Manager shall have received from Grant Thornton letters dated the date of delivery thereof and addressed to the Manager in form and substance satisfactory to the Manager.

(e)          The Company shall have delivered to the Manager, on or prior to four days after each Representation Date, as specified in Section 5(p) of this Agreement, a certificate of two of its executive officers to the effect that (i) the representations and warranties of the Company as set forth in this Agreement are true and correct as of such delivery date, (ii) the Company has performed such of its obligations under this Agreement as are to be performed at or before each such delivery date, and (iii) the conditions set forth in paragraphs (a) and (b) of Section 8 have been met. The certificate shall also state that the Shares have been duly and validly authorized by the Company, that all corporate action required to be taken for the issuance and sale of the Shares has been validly and sufficiently taken, and that the Company’s Board of Directors or any other body with authority has not revoked, rescinded or otherwise modified or withdrawn such authorization or corporate action.

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(f)          The Manager shall have received, at every date specified in Section 5(q) of this Agreement, the favorable written opinion of Cozen O’Connor LLP, or such other counsel to the Manager (“Manager’s Counsel”), dated as of such date, and in form and substance satisfactory to the Manager.

(g)          The Manager shall have received, at every Representation Date, as specified in Section 5(s) of this Agreement, a certificate of the Secretary of the Company, dated as of such date, and in form and substance satisfactory to the Manager.

(h)          All filings with the Commission required by Rule 424 under the Act to have been filed by the Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424.

(i)          The Shares shall have been approved for listing on the NYSE, subject only to notice of issuance at or prior to the Settlement Date.

(j)          Oak Circle shall deliver to the Manager, on the date hereof, a certificate of two of its executive officers to the effect that (i) the representations and warranties of Oak Circle as set forth in this Agreement are true and correct as of such delivery date and (ii) Oak Circle has performed such of its obligations under this Agreement as are to be performed at or before each such delivery date.

(k)          Oak Circle shall furnish to the Manager, on the date hereof, opinions of Company Counsel, addressed to the Manager, and dated as of such date, and in form satisfactory to the Manager, in the forms set forth in Exhibit A-1 and Exhibit A-2 hereto and the negative assurance letter of Company counsel, addressed to the Manager, and dated as of such date and in form satisfactory to the Manager, in the form set forth in Exhibit A-3 hereto.

(l)          The Manager shall have received, on the date hereof, a certificate of the Secretary of Oak Circle, dated as of such date, and in form and substance satisfactory to the Manager.

(m)          The Manager shall have received, at every Representation Date, as specified in Sections 5(t) of this Agreement, a certificate of the Chief Financial Officer of the Company and Oak Circle, dated as of such date, and in form satisfactory to the Manager, in the form set forth in Exhibit B-1 and Exhibit B-2 hereto.

SECTION 9.        Indemnification and Contribution.

(a)          The Company agrees to indemnify, defend and hold harmless the Manager and its affiliates, its and their directors, officers, members, partners, employees and agents and any person who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which the Manager or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, which information consists solely of the information specified in Section 9(g), or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Basic Prospectus, the Prospectus Supplement, the Prospectus and any amendments or supplements to the foregoing), in any Permitted Free Writing Prospectus, in any “issuer information” (as defined in Rule 433 under the Act) of the Company or in any Prospectus together with any combination of one or more of the Permitted Free Writing Prospectuses, if any, or arises out of or is based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, which information consists solely of the information specified in Section 9(g).

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If any action, suit or proceeding (together, a “Proceeding”) is brought against the Manager or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Manager or such person shall promptly notify the indemnifying party in writing of the institution of such Proceeding and the Company shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company shall not relieve the Company from any liability which the Company may have to the Manager or any such person or otherwise except to the extent the Company was materially prejudiced by such omission. The Manager or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Manager or of such person unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such Proceeding or the Company shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company (in which case the Company shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, however, the Company may employ counsel and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Company), in any of which events such fees and expenses shall be borne by the Company, and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Company agrees to indemnify and hold harmless the Manager and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Company to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Company agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Company of the aforesaid request, (ii) the Company shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. The Company shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or may be a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

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(b)          Oak Circle agrees to indemnify, defend and hold harmless the Manager and its affiliates, its and their directors, officers, members, partners, employees and agents and any person who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, to the extent and in the manner set forth in clauses (a)(i) and (ii) above; provided, however, that in the case of Oak Circle this indemnity agreement shall only apply to any loss, damage, expense, liability or claim if such loss, damage, expense, liability or claim arises out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information concerning Oak Circle set forth in the Prospectus or incorporated by reference in the Registration Statement.

(c)          The Manager agrees to indemnify, defend and hold harmless each of the Company and Oak Circle, its directors and officers, and any person who controls the Company or Oak Circle within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or Oak Circle or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and, in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use with reference to the Manager in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact by the Manager (about the Manager) in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, which information consists solely of the information specified in Section 9(g), or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Manager to the Company expressly for use in, the Prospectus Supplement or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in the Prospectus Supplement or a Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading, which information consists solely of the information specified in Section 9(g).

If any Proceeding is brought against the Company or any such person in respect of which indemnity may be sought against the Manager pursuant to the foregoing paragraph, the Company or such person shall promptly notify the Manager in writing of the institution of such Proceeding and the Manager shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Manager shall not relieve the Manager from any liability which the Manager may have to the Company or any such person or otherwise. The Company or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such person unless the employment of such counsel shall have been authorized in writing by the Manager in connection with the defense of such Proceeding or the Manager shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to the Manager (in which case the Manager shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Manager may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Manager), in any of which events such fees and expenses shall be borne by the Manager and paid as incurred (it being understood, however, that the Manager shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Manager shall not be liable for any settlement of any such Proceeding effected without the written consent of the Manager but if settled with the written consent of the Manager, the Manager agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested the Manager to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the Manager agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by the Manager of the aforesaid request, (ii) the Manager shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the Manager at least 30 days’ prior notice of its intention to settle. The Manager shall not, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act, by or on behalf of such indemnified party.

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(d)          If the indemnification provided for in this Section 9 is unavailable to an indemnified party under subsections (a), (b) and (c) of this Section 9 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Manager, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and of the Manager, on the other, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Manager, on the other, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of commissions but before deducting expenses) received by the Company, and the total underwriting discounts and commissions received by the Manager, bear to the aggregate public offering price of the Shares. The relative fault of the Company, on the one hand, and of the Manager, on the other, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, Oak Circle or by the Manager and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include for purposes of this subsection any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending any Proceeding.

(e)          The Company, Oak Circle and the Manager agree that it would not be just and equitable if contributions pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d) above. Notwithstanding the provisions of this Section 9, the Manager shall not be required to contribute any amount in excess of commissions received by it under this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)          The Company, Oak Circle and the Manager agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, against any of the Company’s officers, directors or employees in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, the Basic Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

(g)          The Manager confirms and the Company acknowledges that no statements have been furnished in writing to the Company by or on behalf of the Manager specifically for inclusion in the Registration Statement, the Prospectus or in any amendment or supplement thereto.

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SECTION 10.      Representations and Agreements to Survive Delivery. The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company contained in this Agreement or in certificates delivered pursuant hereto shall remain in full force and effect regardless of any investigation made by or on behalf of the Manager, its members, partners, directors or officers or any person (including each member, partner, officer or director of such person) who controls the Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares.

SECTION 11.      Termination.

(a)          The Company shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) if any of the Shares have been sold through the Manager for the Company, then Section 5(w) shall remain in full force and effect, (ii) with respect to any pending sale, through the Manager for the Company, the obligations of the Company, including in respect of compensation of the Manager, shall remain in full force and effect notwithstanding the termination and (iii) the provisions of Section 7, 9, 10, 12, 13, 14, 18 and 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b)          The Manager shall have the right, by giving written notice as hereinafter specified, to terminate the provisions of this Agreement relating to the solicitation of offers to purchase the Shares in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 7, 9, 10, 12, 13, 14, 18 and 20 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c)          This Agreement shall remain in full force and effect unless terminated pursuant to Sections 11(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement shall in all cases be deemed to provide that Section 7, Section 9 and Section 10 shall remain in full force and effect.

(d)          Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Manager or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of the Shares, such sale shall settle in accordance with the provisions of Section 4(a)(vi) of this Agreement.

(e)          Unless earlier terminated pursuant to this Section 11, this Agreement shall automatically terminate upon the issuance and sale of all of the Shares through the Manager or the Alternative Manager on the terms and subject to the conditions set forth herein and in the Alternative Distribution Agreement with an aggregate sale price equal to the Maximum Amount.

SECTION 12.      Notices. Except as otherwise herein provided, all statements, requests and notices under this Agreement shall be in writing and delivered by hand, overnight courier, mail or facsimile and, if to the Manager, shall be sufficient in all respects if delivered or sent to Ladenburg Thalmann & Co. Inc., 277 Park Avenue, 26th Floor, New York, New York 10172, Facsimile: (631) 270-1998 and a copy for information purposes to Christopher J. Bellini, Esq. at Cozen O’Connor, 33 South 6th Street, Suite 3800, Minneapolis, MN 55402, and, if to the Company or Oak Circle, it shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 540 Madison Avenue, 19th Floor, New York, New York 10022, Attention: David Oston with a copy for information purposes to Paul D. Tvetenstrand at Dentons US LLP, 1221 Avenue of the Americas, New York, New York 10020. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

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SECTION 13.      Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Manager, the Company and Oak Circle and to the extent provided in Section 9 of this Agreement the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from the Manager) shall acquire or have any right under or by virtue of this Agreement.

SECTION 14.      No Fiduciary Relationship. The Company and Oak Circle hereby acknowledge that the Manager is acting solely as sales agent and/or principal in connection with the purchase and sale of the Company’s securities. The Company and Oak Circle further acknowledge that the Manager is acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Manager act or be responsible as a fiduciary to the Company or Oak Circle, their management, stockholders or creditors or any other person in connection with any activity that the Manager may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Manager hereby expressly disclaims any fiduciary or similar obligations to the Company and Oak Circle, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and Oak Circle hereby confirm their understanding and agreement to that effect. The Company, Oak Circle and the Manager agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Manager to the Company and Oak Circle regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or Oak Circle. The Company and Oak Circle hereby waive and release, to the fullest extent permitted by law, any claims that the Company or Oak Circle may have against the Manager with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or Oak Circle in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

SECTION 15.      Press Releases and Disclosure. The Company may issue a press release in compliance with Rule 134 under the Act describing the material terms of the transactions contemplated hereby as soon as practicable following the date hereof, and may file with the Commission a Current Report on Form 8-K describing the material terms of the transaction contemplated hereby, and the Company shall consult with the Manager prior to making such disclosures, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosures that is reasonably satisfactory to all parties. No party hereto shall issue thereafter any press release or like public statement (including, without limitation, any disclosure required in reports filed with the Commission pursuant to the Exchange Act) related to this Agreement or any of the transactions contemplated hereby without the prior written approval, except as may be necessary or appropriate in the opinion of the party seeking to make disclosure to comply with the requirements of applicable law or stock exchange rules. If any such press release or like public statement is so required, the party making such disclosure shall consult with the other party prior to making such disclosure, and the parties shall use all reasonable efforts, acting in good faith, to agree upon a text for such disclosure that is reasonably satisfactory to all parties.

SECTION 16.      Adjustments for Stock Splits. The parties acknowledge and agree that all share related numbers contained in this Agreement shall be adjusted to take into account any stock split effected with respect to the Shares.

SECTION 17.      Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof.

SECTION 18.      Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

SECTION 19.      Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 20.      Headings. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

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SECTION 21.      Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company and Oak Circle consent to the jurisdiction of such courts and personal service with respect thereto. The Company and Oak Circle hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Manager or any indemnified party. Each of the Manager and the Company and Oak Circle (on their behalf and, to the extent permitted by applicable law, on behalf of their stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and Oak Circle agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and Oak Circle and may be enforced in any other courts to the jurisdiction of which the Company and Oak Circle is or may be subject, by suit upon such judgment.

SECTION 22.      Successors and Assigns. This Agreement shall be binding upon the Manager, the Company and Oak Circle and their successors and assigns and any successor or assign of any substantial portion of the Company’s, Oak Circle’s and the Manager’s respective businesses and/or assets. Neither party may assign its rights or obligations under this Agreement without the prior written consent of the other party.

SECTION 23.      Amendments or Waivers. No amendment or waiver of this Agreement or any Terms Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto or thereto, as the case may be.

SECTION 24.      Miscellaneous. Lending affiliates of the Manager have or may in the future have lending relationships with issuers of securities underwritten or privately placed by the Manager. Prospectuses and other disclosure documents for securities underwritten or privately placed by the Manager may disclose the existence of any such lending relationships and whether the proceeds of the issue may be used to repay debts owed to affiliates of the Manager.

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If the foregoing correctly sets forth the understanding between the Company, Oak Circle and the Manager, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement between the Company, Oak Circle and the Manager. Alternatively, the execution of this Agreement by the Company and Oak Circle and its acceptance by or on behalf of the Manager may be evidenced by an exchange of telegraphic or other written communications.

Very truly yours,

FIVE OAKS INVESTMENT CORP.

By:	/s/ David Carroll
Name: David Carroll
Title: Chief Executive Officer

OAK CIRCLE CAPITAL PARTNERS LLC

By:	/s/ Darren Comisso
Name: Darren Comisso
Title: Partner, Managing Director

ACCEPTED as of the date
first above written

LADENBURG THALMANN & CO. INC.

By:	/s/ Peter H. Blum
Name: Peter H. Blum
Title: Co-CEO

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Schedule A

PERMITTED FREE WRITING PROSPECTUSES

None.

30

Schedule B

Authorized Company Representatives

David Carroll

T: 212-257-5071

dcarroll@oakcirclecapital.com

Paul Chong

T: 212-257-5074

pchong@oakcirclecapital.com

Darren Comisso

T: 212-257-5072

dcomisso@oakcirclecapital.com

David Oston

T: 212-257-5073

doston@oakcirclecapital.com

Authorized Manager Representatives

Steven Kaplan

T: 212-409-2191

skaplan@ladenburg.com

Peter Blum

T: 212-409-2120

Pblum@ladenburg.com

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Schedule C

Form of Sales Notice

From:

To:

Cc:

Subject: Five Oaks Investment Corp.

Equity Distribution—Proposed Sales Notice

Ladies and Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Five Oaks Investment Corp. (the “Company”), Oak Circle Capital Partners LLC (“Oak Circle”) and Ladenburg Thalmann & Co. Inc. (the “Manager”), dated October 13, 2017 (the “Agreement”), I hereby request on behalf of the Company that the Manager sell shares of the Company’s common stock, par value $0.01 per share, on the terms specified below:

Maximum Aggregate number of Shares to be sold:
Minimum price at which Shares may be sold:
Date(s) on which Shares may be sold:

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE MAXIMUM AGGREGATE OFFERING PRICE, THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES ON WHICH THE SHARES MAY NOT BE SOLD, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE MANAGER, AND/OR THE CAPACITY IN WHICH THE MANAGER MAY ACT IN SELLING SHARES (AS [PRINCIPAL], AGENT, OR [BOTH])]

Capitalized terms used herein without definition shall have the meanings given to such terms in the Agreement.

Five Oaks Investment Corp.

By:
Name:
Title:

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Exhibit A-1

OPINION OF DENTONS US LLP

33

Exhibit A-2

REIT OPINION OF DENTONS US LLP

34

Exhibit A-3

NEGATIVE ASSURANCES LETTER

35

Exhibit B-1

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER OF THE COMPANY

36

Exhibit B-2

CERTIFICATE OF THE CHIEF FINANCIAL OFFICER OF OAK CIRCLE

37